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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2003

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-290-8700

ITEM 9. Regulation FD Disclosure

        On December 19, 2003, MarkWest Energy Partners, L.P. filed a Registration Statement on Form S-1 containing financial information with respect to its recent acquisitions of (i) substantially all of the assets of American Central Western Oklahoma Gas Company, L.L.C., which closed on December 1, 2003, and (ii) the Michigan crude gathering pipeline assets from a subsidiary of Shell, which closed on December 18, 2003. More detailed financial information relating to these acquisitions will be provided on future Forms 8-K.

In accordance with general instruction B.2 of Form 8-K, the information listed under Item 9 is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P. (Registrant)
	By:	MarkWest Energy GP, L.L.C., Its General Partner
Date: December 19, 2003	By:	/s/ DONALD C. HEPPERMANN Donald C. Heppermann, Senior Executive Vice President, Chief Financial Officer and Secretary

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  ITEM 9. Regulation FD Disclosure
SIGNATURE